Exhibit 99.2

THE PNC FINANCIAL SERVICES GROUP, INC.

FINANCIAL SUPPLEMENT

SECOND QUARTER 2005

UNAUDITED

THE PNC FINANCIAL SERVICES GROUP, INC.

FINANCIAL SUPPLEMENT

SECOND QUARTER 2005

UNAUDITED

Page
Consolidated Income Statement	1
Consolidated Balance Sheet	2
Capital Ratios and Asset Quality Ratios	2
Results of Businesses
Summary and Reconciliation to Total Consolidated Results	3
Banking Businesses
Regional Community Banking	4
Wholesale Banking	5
PNC Advisors	6
Asset Management and Processing Businesses
BlackRock	7
PFPC	8
Details of Net Interest Income, Net Interest Margin, and Trading Revenue	9
Details of Noninterest Income, Noninterest Expense, and Effective Tax Rate	10
Efficiency Ratios	11
Average Consolidated Balance Sheet and Supplemental Average Balance Sheet Information	12-13
Details of Loans and Lending Statistics	14
Allowances for Loan and Lease Losses and Unfunded Loan Commitments and Letters of Credit and Net Unfunded Commitments	15
Details of Nonperforming Assets	16-17
Glossary of Terms	18-20
Business Segment Products and Services	21

The information contained in this Financial Supplement is preliminary, unaudited and based on data available at July 19, 2005. We have reclassified certain prior period amounts included in this Financial Supplement to be consistent with the current period presentation. This information speaks only as of the particular date or dates included in the schedules. We do not undertake any obligation to, and disclaim any duty to, correct or update any of the information provided in this Financial Supplement. Our future financial performance is subject to risks and uncertainties as described in our SEC filings.

The average full-time equivalent employee (FTE) statistics disclosed in this Financial Supplement for each business segment reflect staff directly employed by the respective business segment and exclude corporate and shared services employees.

THE PNC FINANCIAL SERVICES GROUP, INC.

Consolidated Income Statement (Unaudited)

For the three months ended - in millions, except per share data	June 30 2005	March 31 2005	December 31 2004	September 30 2004	June 30 2004
Interest Income
Loans and fees on loans	$646	$578	$547	$516	$490
Securities available for sale and held to maturity	199	173	154	139	130
Other	56	53	42	30	38

Total interest income	901	804	743	685	658

Interest Expense
Deposits	224	182	152	121	107
Borrowed funds	143	116	88	73	70

Total interest expense	367	298	240	194	177

Net interest income	534	506	503	491	481
Provision for credit losses	(27)	8	19	13	8

Net interest income less provision for credit losses	561	498	484	478	473

Noninterest Income
Asset management	334	314	256	239	252
Fund servicing	219	220	209	204	200
Service charges on deposits	67	59	65	65	63
Brokerage	57	55	53	52	56
Consumer services	74	66	68	66	67
Corporate services	117	107	120	100	128
Equity management gains	12	32	9	16	35
Net securities gains (losses)	(26)	(9)	10	16	14
Other	71	129	114	80	95

Total noninterest income	925	973	904	838	910

Noninterest Expense
Compensation	481	479	452	500	414
Employee benefits	86	83	82	76	77
Net occupancy	72	73	64	68	67
Equipment	74	74	74	72	70
Marketing	25	20	24	19	24
Other	298	270	253	246	258

Total noninterest expense	1,036	999	949	981	910

Income before minority and noncontrolling interests and income taxes	450	472	439	335	473
Minority and noncontrolling interests in income (loss) of consolidated entities	9	6	5	(13)	11
Income taxes	159	112	127	90	158

Net income	$282	$354	$307	$258	$304

Earnings Per Common Share
Basic	$.99	$1.26	$1.09	$.92	$1.08
Diluted	$.98	$1.24	$1.08	$.91	$1.07

Average Common Shares Outstanding
Basic	285	281	281	281	281
Diluted	288	284	283	283	283

THE PNC FINANCIAL SERVICES GROUP, INC.

Consolidated Balance Sheet (Unaudited)

In millions, except par value	June 30 2005	March 31 2005	December 31 2004	September 30 2004	June 30 2004
Assets
Cash and due from banks	$3,442	$2,908	$3,230	$3,005	$3,065
Federal funds sold and resale agreements	89	1,252	1,635	1,154	1,096
Other short-term investments, including trading securities	2,203	2,354	1,848	1,801	1,335
Loans held for sale	2,275	2,067	1,670	1,582	1,457
Securities available for sale and held to maturity	20,437	18,449	16,761	16,824	14,954
Loans, net of unearned income of $847, $872, $902, $931 and $923	49,317	44,674	43,495	42,480	40,835
Allowance for loan and lease losses	(628)	(600)	(607)	(581)	(593)

Net loans	48,689	44,074	42,888	41,899	40,242
Goodwill	3,416	2,976	3,001	3,007	2,978
Other intangible assets	700	613	354	348	351
Other	9,487	8,666	8,336	7,678	7,641

Total assets	$90,738	$83,359	$79,723	$77,298	$73,119

Liabilities
Deposits
Noninterest-bearing	$13,751	$12,808	$12,915	$12,461	$12,246
Interest-bearing	44,922	42,361	40,354	38,701	37,748

Total deposits	58,673	55,169	53,269	51,162	49,994
Borrowed funds
Federal funds purchased	2,701	995	219	2,008	1,069
Repurchase agreements	2,042	2,077	1,376	1,595	1,163
Bank notes and senior debt	2,920	3,662	2,383	2,997	2,796
Subordinated debt	4,105	3,988	4,050	3,569	3,510
Commercial paper	3,998	2,381	2,251	1,805	1,743
Other	2,440	1,411	1,685	945	656

Total borrowed funds	18,206	14,514	11,964	12,919	10,937
Allowance for unfunded loan commitments and letters of credit	84	78	75	96	84
Accrued expenses	2,358	2,288	2,406	2,402	2,221
Other	2,667	3,199	4,032	2,908	2,400

Total liabilities	81,988	75,248	71,746	69,487	65,636

Minority and noncontrolling interests in consolidated entities	507	532	504	499	419

Shareholders’ Equity
Preferred stock (a)
Common stock - $5 par value
Authorized 800 shares, issued 353 shares	1,764	1,764	1,764	1,764	1,764
Capital surplus	1,353	1,275	1,265	1,246	1,235
Retained earnings	8,626	8,485	8,273	8,107	7,991
Deferred compensation expense	(70)	(42)	(51)	(52)	(54)
Accumulated other comprehensive loss	(41)	(175)	(54)	(25)	(139)
Common stock held in treasury at cost: 62, 70, 70, 70 and 71 shares	(3,389)	(3,728)	(3,724)	(3,728)	(3,733)

Total shareholders’ equity	8,243	7,579	7,473	7,312	7,064

Total liabilities, minority and noncontrolling interests, and shareholders’ equity	$90,738	$83,359	$79,723	$77,298	$73,119

CAPITAL RATIOS
Tier 1 Risk-based (b)	8.4%	8.7%	9.0%	9.0%	9.1%
Total Risk-based (b)	11.9	12.6	13.0	12.5	12.9
Leverage (b)	7.3	7.3	7.6	7.7	7.7
Tangible common	5.1	5.3	5.7	5.6	5.6
Common shareholders’ equity to assets	9.08	9.08	9.36	9.45	9.65

ASSET QUALITY RATIOS
Nonperforming assets to loans, loans held for sale and foreclosed assets	.32%	.35%	.39%	.42%	.49%
Nonperforming loans to loans	.27	.29	.33	.35	.41
Net charge-offs to average loans (For the three months ended) (c)	(.32)	.11	.13	.12	.26
Allowance for loan and lease losses to loans	1.27	1.34	1.40	1.37	1.45
Allowance for loan and lease losses to nonperforming loans	476	458	424	393	351

(a)	Less than $.5 million at each date.
(b)	Estimated for June 30, 2005.
(c)	This ratio for the three months ended June 30, 2005 reflects the impact of a $53 million loan recovery during that quarter. Excluding the impact of this recovery, the ratio of net charge-offs to average loans for the second quarter of 2005 would have been .13%.

THE PNC FINANCIAL SERVICES GROUP, INC.

Results of Businesses - Summary and Reconciliation to Total Consolidated Results (Unaudited) (a)

Three months ended – dollars in millions

Earnings

	June 30 2005	March 31 2005	December 31 2004	September 30 2004	June 30 2004
Banking businesses
Regional Community Banking	$137	$121	$143	$134	$125
Wholesale Banking	144	110	108	100	113
PNC Advisors	25	28	24	24	27

Total banking businesses	306	259	275	258	265

Asset management and processing businesses
BlackRock (b)	53	47	50	(10)	48
PFPC	24	23	20	17	17

Total asset management and processing businesses	77	70	70	7	65

Total business segment earnings	383	329	345	265	330
Minority interest in (income) loss of BlackRock	(16)	(14)	(15)	3	(14)
Other	(85)	39	(23)	(10)	(12)

Total consolidated earnings	$282	$354	$307	$258	$304

Revenue (c)

	June 30 2005	March 31 2005	December 31 2004	September 30 2004	June 30 2004

Banking businesses
Regional Community Banking	$551	$506	$536	$525	$511
Wholesale Banking	323	312	333	299	322
PNC Advisors	159	156	154	151	154

Total banking businesses	1,033	974	1,023	975	987

Asset management and processing businesses
BlackRock	271	250	188	171	184
PFPC	221	230	209	203	199

Total asset management and processing businesses	492	480	397	374	383

Total business segment revenue	1,525	1,454	1,420	1,349	1,370
Other	(59)	31	(7)	(13)	25

Total consolidated revenue	$1,466	$1,485	$1,413	$1,336	$1,395

(a)	See the Review of Businesses section of Item 7 of our Annual Report on Form 10-K for the year ended December 31, 2004 (2004 Form 10-K) and of our Quarterly Report on Form 10-Q for the first quarter of 2005 for additional information regarding presentation of results for our business segments. Our business segment information is presented based on our management accounting practices and our management structure. We refine our methodologies from time to time as our management accounting practices are enhanced and our businesses change.
(b)	BlackRock results for the third quarter of 2004 reflect a $57 million after-tax impact for BlackRock’s 2002 Long-Term Retention and Incentive Plan (LTIP) charge. Our 2004 Form 10-K has additional information on the LTIP and related charges under Note 22 Stock-Based Compensation Plans in the Notes To Consolidated Financial Statements.
(c)	Business segment revenue is presented on a taxable-equivalent basis except for BlackRock and PFPC. BlackRock began reporting revenue on a taxable-equivalent basis in the third quarter of 2004. PFPC revenue for all periods and second quarter 2004 BlackRock revenue is presented on a book (GAAP) basis. The interest income earned on certain earning assets is completely or partially exempt from federal income tax. As such, these tax-exempt instruments typically yield lower returns than a taxable investment. To provide more meaningful comparisons of yields and margins for all earning assets, we have increased the interest income earned on tax-exempt assets to make it fully equivalent to interest income on other taxable investments. The following is a reconciliation of total consolidated revenue on a book (GAAP) basis to total consolidated revenue on a taxable-equivalent basis (in millions):

	June 30 2005	March 31 2005	December 31 2004	September 30 2004	June 30 2004
Total consolidated revenue, book (GAAP) basis	$1,459	$1,479	$1,407	$1,329	$1,391
Taxable-equivalent adjustment	7	6	6	7	4

Total consolidated revenue, taxable-equivalent basis	$1,466	$1,485	$1,413	$1,336	$1,395

THE PNC FINANCIAL SERVICES GROUP, INC.

Regional Community Banking (Unaudited) (a)

Three months ended Taxable-equivalent basis (a) Dollars in millions	June 30 2005	March 31 2005	December 31 2004	September 30 2004	June 30 2004
INCOME STATEMENT
Net interest income	$367	$341	$345	$342	$340
Noninterest income
Service charges on deposits	65	57	62	63	60
Investment products	29	28	27	27	29
Other	90	80	102	93	82

Total noninterest income	184	165	191	183	171

Total revenue	551	506	536	525	511
Provision for credit losses	16	14	14	13	6
Noninterest expense
Compensation and employee benefits	136	128	136	132	130
Net occupancy and equipment	68	66	63	66	66
Other	112	105	98	102	111

Total noninterest expense	316	299	297	300	307

Pretax earnings	219	193	225	212	198
Income taxes	82	72	82	78	73

Earnings	$137	$121	$143	$134	$125

AVERAGE BALANCE SHEET
Loans
Consumer
Home equity	$12,278	$11,863	$11,652	$11,283	$10,734
Indirect	917	892	881	879	836
Other consumer	414	405	464	514	533

Total consumer	13,609	13,160	12,997	12,676	12,103
Commercial	4,599	4,372	4,220	4,113	3,943
Floor plan	1,050	1,013	961	929	1,037
Residential mortgage	1,235	677	708	737	776
Other	24	26	26	25	24

Total loans	20,517	19,248	18,912	18,480	17,883
Goodwill	1,090	991	1,000	1,005	1,005
Loans held for sale	1,455	1,345	1,221	1,238	1,156
Other assets	1,449	1,386	1,443	1,447	1,587

Total assets	$24,511	$22,970	$22,576	$22,170	$21,631

Deposits
Noninterest-bearing demand	$7,048	$6,715	$6,883	$6,712	$6,464
Interest-bearing demand	7,234	6,996	7,098	6,937	6,916
Money market	12,340	12,046	11,937	12,112	12,465

Total transaction deposits	26,622	25,757	25,918	25,761	25,845
Savings	2,671	2,724	2,727	2,659	2,548
Certificates of deposit	10,726	9,833	9,363	8,775	8,421

Total deposits	40,019	38,314	38,008	37,195	36,814
Other liabilities	130	132	164	185	223
Capital	2,510	2,447	2,420	2,375	2,364

Total funds	$42,659	$40,893	$40,592	$39,755	$39,401

PERFORMANCE RATIOS
Return on capital	22%	20%	24%	22%	21%
Noninterest income to total revenue	33	33	36	35	33
Efficiency	57	59	55	57	60

OTHER INFORMATION (b)
Nonperforming assets	$79	$84	$91	$85	$81
Net charge-offs	$16	$14	$11	$10	$10
Annualized net charge-off ratio	.31%	.29%	.23%	.22%	.22%
Home equity portfolio credit statistics:
% of first lien positions	51%	51%	51%	51%	51%
Weighted average loan-to-value ratios	71%	71%	71%	71%	71%
Weighted average FICO scores	719	716	716	717	717
Loans 90 days past due	.19%	.20%	.22%	.22%	.20%
Gains on sales of education loans (c)	$3	$1	$13	$15	$2
Average FTE staff	10,184	9,886	10,109	10,251	10,254
ATMs	3,788	3,610	3,581	3,555	3,528
Branches	825	770	774	774	775
Consumer and small business checking relationships	1,860,000	1,761,000	1,741,000	1,732,000	1,700,000
Consumer DDA households using online banking	787,000	743,000	711,000	690,000	663,000
% of consumer DDA households using online banking	47%	47%	45%	44%	43%
Consumer DDA households using online bill payment	166,000	131,000	112,000	108,000	112,000
% of consumer DDA households using online bill payment	10%	8%	7%	7%	7%
Small business deposits
Noninterest-bearing	$4,267	$4,086	$4,203	$4,067	$3,908
Interest-bearing	1,478	1,556	1,764	1,574	1,515
Money market	2,774	2,630	2,836	2,788	2,707
Certificates of deposit	353	352	318	304	300

(a)	See Notes (a) and (c) on page 3.
(b)	Presented as of period-end, except for net charge-offs, annualized net charge-off ratio, home equity portfolio weighted average statistics, gains on sales of education loans, average FTEs and small business deposits.
(c)	Included in “ Noninterest income - Other” above.

THE PNC FINANCIAL SERVICES GROUP, INC.

Wholesale Banking (Unaudited) (a)

Three months ended Taxable-equivalent basis (a) Dollars in millions except as noted	June 30 2005	March 31 2005	December 31 2004	September 30 2004	June 30 2004
INCOME STATEMENT
Net interest income	$182	$176	$183	$180	$171
Noninterest income
Net commercial mortgage banking
Net gains on loan sales	18	9	20	6	14
Servicing and other fees, net of amortization	15	14	12	12	12
Net gains on institutional loans held for sale	2	2	2	5	17
Other	106	111	116	96	108

Noninterest income	141	136	150	119	151

Total revenue	323	312	333	299	322
Provision for credit losses	(48)	(4)	9	1	8
Noninterest expense	168	167	181	166	162

Pretax earnings	203	149	143	132	152
Noncontrolling interests in income of consolidated entities	(11)	(11)	(11)	(12)	(10)
Income taxes	70	50	46	44	49

Earnings	$144	$110	$108	$100	$113

AVERAGE BALANCE SHEET
Loans
Corporate banking (b)	$10,940	$10,417	$10,139	$9,776	$9,669
Commercial real estate	2,139	1,807	1,824	1,902	1,934
Commercial - real estate related	2,090	1,782	1,743	1,704	1,465
PNC Business Credit	4,303	4,050	3,976	3,838	3,788

Total loans (b)	19,472	18,056	17,682	17,220	16,856
Loans held for sale	694	598	555	349	493
Other assets	6,014	5,430	4,514	4,010	4,640

Total assets	$26,180	$24,084	$22,751	$21,579	$21,989

Deposits	$9,165	$8,683	$8,536	$7,882	$6,981
Commercial paper	2,168	2,127	1,954	1,679	1,815
Other liabilities	4,005	3,777	3,395	2,944	3,583
Capital	1,671	1,692	1,590	1,586	1,659

Total funds	$17,009	$16,279	$15,475	$14,091	$14,038

PERFORMANCE RATIOS
Return on capital	35%	26%	27%	25%	27%
Noninterest income to total revenue	44	44	45	40	47
Efficiency	52	54	54	56	50

COMMERCIAL MORTGAGE SERVICING PORTFOLIO (in billions)
Beginning of period	$105	$98	$93	$89	$86
Acquisitions/additions	21	14	12	11	11
Repayments/transfers	(7)	(7)	(7)	(7)	(8)

End of period	$119	$105	$98	$93	$89

OTHER INFORMATION
Consolidated revenue from: (c)
Treasury Management	$103	$97	$99	$95	$91
Capital Markets	$29	$42	$44	$27	$37
Midland Loan Services	$29	$30	$27	$30	$26
Equipment Leasing	$18	$18	$21	$21	$21
Total loans (d)	$20,726	$18,595	$17,959	$17,650	$17,171
Nonperforming assets (d)	$77	$65	$71	$82	$110
Net charge-offs	$(54)	$(2)	$3		$16
Average FTE staff	3,149	3,128	3,129	3,098	3,074
Net carrying amount of commercial mortgage servicing rights (d)	$276	$258	$242	$229	$226

(a)	See Notes (a) and (c) on page 3.
(b)	Includes Market Street Funding Corporation. See Supplemental Average Balance Sheet Information on page 12.
(c)	Represent consolidated PNC amounts.
(d)	Presented as of period-end.

THE PNC FINANCIAL SERVICES GROUP, INC.

PNC Advisors (Unaudited) (a)

Three months ended Taxable-equivalent basis (a) Dollars in millions except as noted	June 30 2005	March 31 2005	December 31 2004	September 30 2004	June 30 2004
INCOME STATEMENT
Net interest income	$28	$28	$28	$29	$27
Noninterest income
Investment management and trust	83	81	79	77	79
Brokerage	27	28	28	25	28
Other	21	19	19	20	20

Total noninterest income	131	128	126	122	127

Total revenue	159	156	154	151	154
Provision for credit losses	(1)		(1)	1	(2)
Noninterest expense	120	112	117	112	114

Pretax earnings	40	44	38	38	42
Income taxes	15	16	14	14	15

Earnings	$25	$28	$24	$24	$27

AVERAGE BALANCE SHEET
Loans
Consumer	$1,746	$1,676	$1,640	$1,568	$1,475
Residential mortgage	92	100	109	118	137
Commercial	409	425	384	412	417
Other	269	277	285	293	303

Total loans	2,516	2,478	2,418	2,391	2,332
Other assets	419	401	420	393	405

Total assets	$2,935	$2,879	$2,838	$2,784	$2,737

Deposits	$2,433	$2,435	$2,314	$2,252	$2,298
Other liabilities	266	276	299	276	272
Capital	264	301	297	305	301

Total funds	$2,963	$3,012	$2,910	$2,833	$2,871

PERFORMANCE RATIOS (b)
Return on capital	38%	38%	32%	31%	36%
Noninterest income to total revenue	82	82	82	81	82

ASSETS UNDER ADMINISTRATION (in billions) (c) (d)
Assets under management
Personal	$41	$40	$41	$39	$40
Institutional	9	9	9	9	9

Total	$50	$49	$50	$48	$49

Asset Type
Equity	$31	$30	$30	$28	$29
Fixed income	13	13	14	14	14
Liquidity/Other	6	6	6	6	6

Total	$50	$49	$50	$48	$49

Nondiscretionary assets under administration
Personal	$26	$29	$29	$27	$27
Institutional	59	63	64	64	64

Total	$85	$92	$93	$91	$91

Asset Type
Equity	$31	$32	$32	$31	$32
Fixed income	26	32	33	32	33
Liquidity/Other	28	28	28	28	26

Total	$85	$92	$93	$91	$91

OTHER INFORMATION (d)
Nonperforming assets	$5	$9	$9	$10	$10
Brokerage assets administered (in billions)	$25	$24	$25	$23	$23
Full service brokerage offices	75	73	75	75	75
Financial consultants	434	432	436	435	436
Margin loans	$218	$249	$254	$267	$268
Average FTE staff	2,843	2,816	2,806	2,791	2,787

(a)	See Notes (a) and (c) on page 3.
(b)	See page 11 for information regarding efficiency ratios.
(c)	Excludes brokerage assets administered.
(d)	Presented as of period-end, except for average FTE staff.

THE PNC FINANCIAL SERVICES GROUP, INC.

BlackRock (Unaudited) (a)

Three months ended Taxable-equivalent basis (a) Dollars in millions except as noted	June 30 2005	March 31 2005	December 31 2004	September 30 2004	June 30 2004
INCOME STATEMENT
Investment advisory and administrative fees	$231	$212	$163	$148	$162
Other income	40	38	25	23	22

Total revenue	271	250	188	171	184
Operating expense	163	161	112	94	113
Operating expense - LTIP charge	16	14	13	91
Fund administration and servicing costs	10	9	7	9	8

Total expense	189	184	132	194	121

Operating income (loss)	82	66	56	(23)	63
Nonoperating income	5	8	8	7	15

Pretax earnings (loss)	87	74	64	(16)	78
Minority interest	1		1		4
Income taxes	33	27	13	(6)	26

Earnings (loss)	$53	$47	$50	$(10)	$48

PERIOD-END BALANCE SHEET
Goodwill and other intangible assets	$445	$444	$184	$184	$186
Other assets	1,062	1,050	961	893	780

Total assets	$1,507	$1,494	$1,145	$1,077	$966

Liabilities and minority interest	$653	$648	$377	$342	$211
Stockholders’ equity	854	846	768	735	755

Total liabilities and stockholders’ equity	$1,507	$1,494	$1,145	$1,077	$966

PERFORMANCE DATA
Return on equity	25%	23%	26%	(5)%	26%
Operating margin (b)	37	38	38	32	40
Diluted earnings (loss) per share	$.80	$.70	$.75	$(.15)	$.73

ASSETS UNDER MANAGEMENT (in billions) (period end)
Separate accounts
Fixed income	$258	$240	$216	$211	$200
Cash management	8	7	7	8	7
Cash management - securities lending	7	7	7	9	9
Equity	19	19	10	8	9
Alternative investment products	23	19	8	7	6

Total separate accounts	315	292	248	243	231
Mutual funds (c)
Fixed income	26	25	25	24	24
Cash management	60	60	64	51	50
Equity	13	14	5	5	5

Total mutual funds	99	99	94	80	79

Total assets under management	$414	$391	$342	$323	$310

OTHER INFORMATION
Average FTE staff	1,509	1,320	1,062	1,063	984

(a)    See Notes (a) and (c) on page 3.

(b)    Calculated as operating income, adjusted for the LTIP charges, SSRM acquisition costs, appreciation on Rabbi trust assets related to BlackRock’s deferred compensation plans, and the Trepp LLC bonus divided by total revenue less reimbursable property management compensation and fund administration and servicing costs. The following is a reconciliation of this presentation to operating margin calculated on a GAAP basis (operating income divided by total revenue) in millions:

Operating income (loss), GAAP basis	$82	$66	$56	$(23)	$63
Add back: LTIP charge	16	14	13	91
Less: portion of LTIP to be funded by BlackRock	(4)	(2)	(2)	(17)
Add back: SSRM acquisition costs		9
Add back: appreciation on Rabbi trust assets		2	2		1
Add back: Trepp LLC bonus					7

Operating income, as adjusted	$94	$89	$69	$51	$71

Total revenue, GAAP basis	$271	$250	$188	$171	$184
Less: reimbursable property management compensation	6	4
Less: fund administration and servicing costs	10	9	7	9	8

Revenue used for operating margin calculation, as reported	$255	$237	$181	$162	$176

Operating margin, GAAP basis	30%	26%	30%	(13)%	34%
Operating margin, as adjusted	37%	38%	38%	32%	40%

We believe that operating margin, as adjusted, is a more relevant indicator of management’s ability to effectively employ BlackRock’s resources. The portion of the LTIP charges associated with awards to be met with the contribution of shares of BlackRock stock currently held by PNC has been excluded from operating income because, exclusive of impact related to LTIP participants’ option to put awarded shares to BlackRock, this non-cash charge will not impact BlackRock’s book value. Appreciation on Rabbi trust assets related to BlackRock’s deferred compensation plans has been excluded because investment performance of these assets has a nominal impact on net income. Reimbursable property management compensation represents compensation and benefits paid to certain BlackRock Realty Advisors, Inc. (“Realty”) personnel. These employees are retained on Realty’s payroll when properties are acquired by Realty’s clients. The related compensation and benefits are fully reimbursed by Realty’s clients and have been excluded from operating margin, as adjusted, because they bear no economic cost to BlackRock. We have excluded fund administration and servicing costs from the operating margin calculation because these costs are a fixed, asset-based expense which can fluctuate based on the discretion of a third party. We have excluded the impact on operating margin of the incentive compensation recognized during the second quarter of 2004 related to the gain on the sale of BlackRock’s interest in Trepp LLC as such expense is not indicative of the ongoing level of incentive compensation for BlackRock.

(c)	Includes BlackRock Funds, BlackRock Liquidity Funds, BlackRock Closed End Funds, Short Term Investment Fund and BlackRock Global Series Funds.

THE PNC FINANCIAL SERVICES GROUP, INC.

PFPC (Unaudited) (a)

Three months ended Dollars in millions except as noted	June 30 2005	March 31 2005	December 31 2004	September 30 2004	June 30 2004
INCOME STATEMENT
Fund servicing revenue	$221	$220	$209	$203	$199
Other revenue		10

Total revenue	221	230	209	203	199
Operating expense	169	173	160	158	158
Amortization (accretion) of other intangibles, net	4	3	4	3	(1)

Operating income	48	54	45	42	42
Debt financing	10	8	12	14	14
Other nonoperating income (expense) (b)	1	(8)		1

Pretax earnings	39	38	33	29	28
Income taxes	15	15	13	12	11

Earnings	$24	$23	$20	$17	$17

PERIOD-END BALANCE SHEET
Goodwill and other intangible assets	$1,009	$1,012	$1,015	$1,019	$1,023
Other assets	1,074	896	1,557	1,049	1,014

Total assets	$2,083	$1,908	$2,572	$2,068	$2,037

Debt financing	$987	$1,017	$1,050	$1,075	$1,118
Other liabilities	778	598	1,253	747	690
Capital	318	293	269	246	229

Total funds	$2,083	$1,908	$2,572	$2,068	$2,037

PERFORMANCE RATIOS
Return on average capital	33%	35%	30%	26%	26%
Operating margin (c)	22	23	22	21	21

SERVICING STATISTICS (at period end)
Accounting/administration net fund assets (in billions)
Domestic	$699	$680	$660	$609	$612
Foreign (d)	67	65	61	58	53

Total	$766	$745	$721	$667	$665

Asset type
Money market	$333	$340	$341	$322	$326
Equity	262	245	230	203	200
Fixed income	111	107	101	97	94
Other	60	53	49	45	45

Total	$766	$745	$721	$667	$665

Custody fund assets (in billions)	$462	$462	$451	$418	$416

Shareholder accounts (in millions)
Transfer agency	20	20	21	21	21
Subaccounting	38	39	36	34	34

Total	58	59	57	55	55

OTHER INFORMATION
Average FTE staff	4,789	4,833	4,659	4,614	4,816

(a)	See Note (a) on page 3.
(b)	Net of nonoperating expense.
(c)	Operating income divided by total revenue.
(d)	Represents net assets serviced offshore.

THE PNC FINANCIAL SERVICES GROUP, INC.

Details of Net Interest Income, Net Interest Margin, and Trading Revenue (Unaudited)

Taxable-equivalent basis

Net Interest Income

	For the quarter ended
In millions	June 30 2005	March 31 2005	December 31 2004	September 30 2004	June 30 2004
Interest income
Loans and fees on loans	$649	$580	$549	$518	$491
Securities available for sale and held to maturity	200	174	155	141	131
Other	59	56	45	33	40

Total interest income	908	810	749	692	662

Interest expense
Deposits	224	182	152	121	107
Borrowed funds	143	116	88	73	70

Total interest expense	367	298	240	194	177

Net interest income (a)	$541	$512	$509	$498	$485

Net Interest Margin

	For the quarter ended
	June 30 2005	March 31 2005	December 31 2004	September 30 2004	June 30 2004
Average yields/rates
Yield on interest-earning assets
Loans and fees on loans	5.48%	5.30%	5.04%	4.89%	4.89%
Securities available for sale and held to maturity	4.24	4.13	3.85	3.67	3.33
Other	4.01	3.14	3.25	2.89	3.07
Total yield on interest-earning assets	5.03	4.79	4.59	4.44	4.34
Rate on interest-bearing liabilities
Deposits	2.05	1.80	1.52	1.27	1.15
Borrowed funds	3.48	3.09	2.76	2.45	2.21
Total rate on interest-bearing liabilities	2.44	2.15	1.82	1.55	1.42

Interest rate spread	2.59	2.64	2.77	2.89	2.92
Impact of noninterest-bearing sources	.41	.38	.35	.30	.26

Net interest margin	3.00%	3.02%	3.12%	3.19%	3.18%

Trading Revenue (b)

	For the quarter ended
In millions	June 30 2005	March 31 2005	December 31 2004	September 30 2004	June 30 2004
Net interest income	$4	$2	$4	$3	$4
Other noninterest income	11	50	44	16	30

Total trading revenue	$15	$52	$48	$19	$34

Securities underwriting and trading	$5	$5	$23	$11	$16
Foreign exchange	9	8	9	8	7
Financial derivatives	1	39	16		11

Total trading revenue	$15	$52	$48	$19	$34

(a) The following is a reconciliation of net interest income as reported in the Consolidated Income Statement to net interest income on a taxable-equivalent basis:

	For the quarter ended
In millions	June 30 2005	March 31 2005	December 31 2004	September 30 2004	June 30 2004
Net interest income, GAAP basis	$534	$506	$503	$491	$481
Taxable-equivalent adjustment	7	6	6	7	4

Net interest income, taxable-equivalent basis	$541	$512	$509	$498	$485

(b)	See pages 12 and 13 for disclosure of average trading assets and liabilities.

THE PNC FINANCIAL SERVICES GROUP, INC.

Details of Noninterest Income, Noninterest Expense, and Effective Tax Rate (Unaudited)

In millions

Noninterest Income

	For the quarter ended
	June 30 2005	March 31 2005	December 31 2004	September 30 2004	June 30 2004
Asset management	$334	$314	$256	$239	$252
Fund servicing	219	220	209	204	200
Service charges on deposits	67	59	65	65	63
Brokerage	57	55	53	52	56
Consumer services	74	66	68	66	67
Corporate services	117	107	120	100	128
Equity management gains	12	32	9	16	35
Net securities gains (losses)	(26)	(9)	10	16	14
Other (a)	71	129	114	80	95

Total noninterest income	$925	$973	$904	$838	$910

Included in “Corporate services” above
Net gains on institutional loans held for sale	$2	$2	$2	$5	$17
Net gains on sales of commercial mortgages	$18	$9	$20	$6	$14

Included in “Other” above
Gains on sales of education loans	$3	$1	$13	$15	$2

Noninterest income to total revenue	63%	66%	64%	63%	65%

Noninterest Expense

	For the quarter ended
	June 30 2005	March 31 2005	December 31 2004	September 30 2004	June 30 2004
Compensation	$481	$479	$452	$500	$414
Employee benefits	86	83	82	76	77
Net occupancy	72	73	64	68	67
Equipment	74	74	74	72	70
Marketing	25	20	24	19	24
Other	298	270	253	246	258

Total noninterest expense	$1,036	$999	$949	$981	$910

Included in “Total noninterest expense” above
BlackRock LTIP charges (b)	$17	$15	$14	$96
Acquisition integration costs (c)	$15	$9

Effective tax rate (d)	35.3%	23.7%	28.9%	26.9%	33.4%

(a)	“Other” also includes the “Other noninterest income” component of trading revenue. See page 9.
(b)	Second quarter 2005 charges are comprised of $15 million of compensation expense and $2 million of “Other” noninterest expense. First quarter 2005 charges are comprised of $15 million of compensation expense. Fourth quarter 2004 charges are comprised of $13 million of compensation expense and $1 million of “Other” noninterest expense. Third quarter 2004 charges are comprised of $89 million of compensation expense, $2 million of employee benefits expense and $5 million of “Other” noninterest expense. See our first quarter 2005 Quarterly Report on Form 10-Q for further information on the BlackRock LTIP.
(c)	The second quarter 2005 amount is related to our acquisition of Riggs National Corporation and the first quarter 2005 amount is related to BlackRock’s acquisition of SSRM Holdings, Inc.
(d)	The second quarter 2005 effective tax rate reflects a $6 million increase in deferred taxes related to the Riggs acquisition.

The first quarter 2005 effective tax rate reflects the $45 million impact of the reversal of certain deferred tax liabilities in connection with the transfer of our ownership interest in BlackRock from PNC Bank, National Association to our intermediate bank holding company, PNC Bancorp, Inc. See our first quarter 2005 Quarterly Report on Form 10-Q for additional information.

The fourth quarter 2004 effective tax rate reflects a $10 million income tax benefit resulting from the release of reserves allocated to BlackRock’s New York City tax liability due to the receipt of a favorable preliminary audit finding for the tax years 1998 through 2000.

The third quarter 2004 effective tax rate reflects a $14 million reduction in income tax expense following our determination that we no longer require an income tax reserve related to bank-owned life insurance. See our third quarter 2004 Quarterly Report on Form 10-Q for additional information.

THE PNC FINANCIAL SERVICES GROUP, INC.

Efficiency Ratios (Unaudited)

GAAP and Bank Efficiency Ratios

	For the quarter ended
	June 30 2005	March 31 2005	December 31 2004	September 30 2004	June 30 2004
GAAP basis efficiency ratio (a)	71%	68%	67%	74%	65%
Bank efficiency ratio (b)	67%	63%	64%	65%	63%

(a)	Calculated as noninterest expense divided by the sum of net interest income and noninterest income.
(b)	The bank efficiency ratio represents the consolidated (GAAP basis) efficiency ratio excluding the effect of BlackRock, PFPC and Riggs. We believe the disclosure of this bank efficiency ratio is meaningful for investors because it provides a more relevant basis of comparison with other financial institutions that do not have significant asset management and processing businesses. We have excluded the impact of Riggs that we acquired during the second quarter of 2005 due to the impact of nonrecurring acquisition integration costs.

Reconciliation of GAAP amounts with amounts used in the calculation of the bank efficiency ratio:

	For the quarter ended
Dollars in millions	June 30 2005	March 31 2005	December 31 2004	September 30 2004	June 30 2004
PNC total revenue, GAAP basis	$1,459	$1,479	$1,407	$1,329	$1,391
Less: BlackRock revenue (c)	275	258	195	177	199
PFPC revenue (c)	211	214	197	190	185
Riggs revenue	25

Revenue, as adjusted	$948	$1,007	$1,015	$962	$1,007

PNC noninterest expense, GAAP basis	$1,036	$999	$949	$981	$910
Less: BlackRock noninterest expense	189	184	132	194	121
PFPC noninterest expense (c)	172	176	164	161	157
Riggs noninterest expense	38

Noninterest expense, as adjusted	$637	$639	$653	$626	$632

(c)	These amounts differ from amounts included on pages 7 and 8 of this financial supplement due to the presentation on pages 7 and 8 of BlackRock revenue on a taxable-equivalent basis and classification differences related to BlackRock and PFPC. Note 16 Segment Reporting in our first quarter 2005 Quarterly Report on Form 10-Q provides further details on these differences.

PNC Advisors Efficiency Ratios

	For the quarter ended
	June 30 2005	March 31 2005	December 31 2004	September 30 2004	June 30 2004
Efficiency, GAAP basis (a)	75%	72%	76%	74%	74%
Efficiency, as adjusted (b)	68%	63%	68%	66%	64%

(a)	See (a) in the table above.
(b)	Calculated by excluding the impact of brokerage firm activities included within the PNC Advisors business segment. Brokerage firm activities excluded are the principal activities of Hilliard Lyons on a management reporting basis, including client-related brokerage and trading, investment banking and investment management. Industry-wide efficiency measures for brokerage firms and asset management firms differ significantly primarily due to the highly variable compensation structure of brokerage firms. We believe the disclosure of an efficiency ratio for PNC Advisors excluding the impact of these brokerage firm activities is meaningful for investors as it provides a more relevant basis of comparison with other asset management firms.

Reconciliation of GAAP amounts with amounts used in the calculation of the adjusted PNC Advisors efficiency ratio:

	For the quarter ended
Dollars in millions	June 30 2005	March 31 2005	December 31 2004	September 30 2004	June 30 2004
Revenue, GAAP basis	$159	$156	$154	$151	$154
Less: brokerage firm activities	53	51	53	47	52

Revenue, as adjusted	$106	$105	$101	$104	$102

Noninterest expense, GAAP basis	$120	$112	$117	$112	$114
Less: brokerage firm activities	48	46	47	44	48

Noninterest expense, as adjusted	$72	$66	$70	$68	$66

THE PNC FINANCIAL SERVICES GROUP, INC.

Average Consolidated Balance Sheet (Unaudited)

Three months ended - in millions	June 30 2005	March 31 2005	December 31 2004	September 30 2004	June 30 2004
Assets
Interest-earning assets
Securities available for sale and held to maturity
Securities available for sale
Mortgage-backed, asset-backed, and other debt	$11,138	$9,631	$8,846	$8,667	$8,624
U.S. Treasury and government agencies/corporations	7,406	6,897	6,895	6,288	6,654
State and municipal	171	172	175	216	225
Corporate stocks and other	190	172	188	201	259

Total securities available for sale	18,905	16,872	16,104	15,372	15,762
Securities held to maturity	1		1	2	2

Total securities available for sale and held to maturity	18,906	16,872	16,105	15,374	15,764
Loans, net of unearned income
Commercial	19,259	17,935	17,312	16,915	16,445
Commercial real estate	2,478	2,015	2,080	2,120	2,100
Consumer	16,195	15,641	15,280	14,673	13,968
Residential mortgage	5,742	4,855	4,683	4,354	3,622
Lease financing	2,978	3,041	3,216	3,182	3,437
Other	484	495	502	507	497

Total loans, net of unearned income	47,136	43,982	43,073	41,751	40,069
Loans held for sale	2,152	1,941	1,771	1,578	1,636
Federal funds sold and resale agreements	649	2,249	1,274	1,283	1,896
Other	3,098	2,937	2,302	1,746	1,551

Total interest-earning assets	71,941	67,981	64,525	61,732	60,916
Noninterest-earning assets
Allowance for loan and lease losses	(655)	(611)	(582)	(593)	(603)
Cash and due from banks	3,106	2,987	3,038	2,851	2,793
Other assets	13,158	13,005	11,791	11,372	10,762

Total assets	$87,550	$83,362	$78,772	$75,362	$73,868

Supplemental Average Balance Sheet Information
Loans excluding conduit	$45,097	$41,871	$41,121	$40,074	$38,257
Market Street Funding Corporation conduit	2,039	2,111	1,952	1,677	1,812

Total loans	$47,136	$43,982	$43,073	$41,751	$40,069

Trading Assets
Securities (a)	$1,932	$1,883	$1,348	$1,003	$740
Resale agreements (b)	411	1,249	184	155	142
Financial derivatives (c)	864	679	668	604	541

Total trading assets	$3,207	$3,811	$2,200	$1,762	$1,423

(a)	Included in “Interest-earning assets - Other” above.
(b)	Included in “Federal funds sold and resale agreements” above.
(c)	Included in “Noninterest-earning assets - Other Assets” above.

THE PNC FINANCIAL SERVICES GROUP, INC.

Average Consolidated Balance Sheet (Unaudited) (Continued)

Three months ended - in millions	June 30 2005	March 31 2005	December 31 2004	September 30 2004	June 30 2004
Liabilities, Minority and Noncontrolling Interests, and Shareholders’ Equity
Interest-bearing liabilities
Interest-bearing deposits
Money market	$17,482	$16,562	$16,328	$15,916	$16,027
Demand	8,205	7,965	7,999	7,857	7,878
Savings	2,787	2,831	2,819	2,730	2,595
Retail certificates of deposit	11,215	10,296	9,761	9,100	8,650
Other time	1,484	902	892	825	680
Time deposits in foreign offices	2,477	2,373	1,628	1,561	1,485

Total interest-bearing deposits	43,650	40,929	39,427	37,989	37,315
Borrowed funds
Federal funds purchased	2,506	1,659	1,676	1,940	2,303
Repurchase agreements	2,405	2,306	1,906	1,158	1,508
Bank notes and senior debt	3,288	2,663	2,535	2,709	2,752
Subordinated debt	3,826	3,911	3,476	3,411	3,545
Commercial paper	2,438	2,344	1,947	1,679	1,815
Other	1,867	2,159	1,070	858	633

Total borrowed funds	16,330	15,042	12,610	11,755	12,556

Total interest-bearing liabilities	59,980	55,971	52,037	49,744	49,871
Noninterest-bearing liabilities, minority and noncontrolling interests, and shareholders’ equity
Demand and other noninterest-bearing deposits	12,987	12,432	12,539	12,477	11,681
Allowance for unfunded loan commitments and letters of credit	78	76	96	84	90
Accrued expenses and other liabilities	6,086	6,856	6,283	5,470	4,773
Minority and noncontrolling interests in consolidated entities	526	527	501	466	419
Shareholders’ equity	7,893	7,500	7,316	7,121	7,034

Total liabilities, minority and noncontrolling interests, and shareholders’ equity	$87,550	$83,362	$78,772	$75,362	$73,868

Supplemental Average Balance Sheet Information
Interest-bearing deposits	$43,650	$40,929	$39,427	$37,989	$37,315
Demand and other noninterest-bearing deposits	12,987	12,432	12,539	12,477	11,681

Total deposits	$56,637	$53,361	$51,966	$50,466	$48,996

Transaction deposits	$38,674	$36,959	$36,866	$36,250	$35,586

Common shareholders’ equity	$7,885	$7,492	$7,308	$7,113	$7,026

Trading Liabilities
Securities sold short (a)	$750	$1,462	$401	$319	$177
Repurchase agreements and other borrowings (b)	1,078	1,185	479	302	127
Financial derivatives (c)	909	667	664	575	500

Total trading liabilities	$2,737	$3,314	$1,544	$1,196	$804

(a)	Included in “Borrowed funds - Other” above.
(b)	Included in “Repurchase agreements” and “Borrowed funds - Other” above.
(c)	Included in “Accrued expenses and other liabilities” above.

THE PNC FINANCIAL SERVICES GROUP, INC.

Details of Loans and Lending Statistics (Unaudited)

Loans

Period ended - in millions	June 30 2005	March 31 2005	December 31 2004	September 30 2004	June 30 2004
Commercial
Retail/wholesale	$5,295	$5,236	$4,961	$4,739	$4,580
Manufacturing	4,498	4,327	3,944	3,870	3,861
Other service providers	2,198	1,820	1,787	1,648	1,571
Real estate related	2,520	2,179	2,104	2,096	2,029
Financial services	1,374	1,308	1,145	1,274	1,262
Health care	671	560	560	527	516
Other	3,447	3,043	2,937	2,961	2,894

Total commercial	20,003	18,473	17,438	17,115	16,713

Commercial real estate
Real estate projects	2,030	1,404	1,460	1,513	1,530
Mortgage	806	521	520	527	575

Total commercial real estate	2,836	1,925	1,980	2,040	2,105

Equipment lease financing	3,668	3,719	3,907	3,949	3,818

Total commercial lending	26,507	24,117	23,325	23,104	22,636

Consumer
Home equity	13,531	12,968	12,734	12,377	11,946
Automobile	874	854	836	842	825
Other	2,165	1,953	2,036	1,684	1,676

Total consumer	16,570	15,775	15,606	14,903	14,447

Residential mortgage	6,508	5,007	4,772	4,672	3,906
Vehicle lease financing	124	158	189	228	285
Other	455	489	505	504	484
Unearned income	(847)	(872)	(902)	(931)	(923)

Total, net of unearned income	$49,317	$44,674	$43,495	$42,480	$40,835

Supplemental Loan Information
Loans excluding conduit	$47,125	$42,479	$41,243	$40,676	$39,094
Market Street Funding Corporation conduit	2,192	2,195	2,252	1,804	1,741

Total loans	$49,317	$44,674	$43,495	$42,480	$40,835

	June 30 2005	June 30 2004
Commercial Lending Exposure (a)(b)
Investment grade or equivalent
$50 million or greater	17%	17%
$25 million to < $50 million	16%	15%
< $25 million	16%	15%
Non-investment grade
$50 million or greater	2%	3%
$25 million to < $50 million	12%	10%
<$25 million	37%	40%

Total	100%	100%

(a)	These statistics exclude the loans of Market Street Funding Corporation. The facilities extended by Market Street represent pools of granular obligations, structured to avoid excessive concentration of credit risk such that they attract an investment grade rating.
(b)	Exposure represents the sum of all loans, leases, commitments and letters of credit.

Consumer Loan Statistic (c)

Net charge-offs to average loans	.15%	.14%	.16%	.19%	.20%

(c)	Includes consumer, residential mortgage and vehicle leasing. During the second quarter of 2004, we sold our consumer vehicle leasing business.

THE PNC FINANCIAL SERVICES GROUP, INC.

Allowances for Loan and Lease Losses and Unfunded Loan Commitments and Letters of Credit and

Net Unfunded Commitments (Unaudited)

Change in Allowance for Loan and Lease Losses

Three months ended - in millions	June 30 2005	March 31 2005	December 31 2004	September 30 2004	June 30 2004
Beginning balance	$600	$607	$581	$593	$604
Charge-offs
Commercial	(16)	(12)	(15)	(13)	(26)
Commercial real estate
Consumer	(11)	(10)	(11)	(10)	(11)
Residential mortgage	(1)			(2)
Lease financing			(1)	(1)	(1)

Total charge-offs	(28)	(22)	(27)	(26)	(38)
Recoveries
Commercial (a)	62	6	9	9	5
Commercial real estate					1
Consumer	3	4	3	3	3
Residential mortgage
Lease financing	1		1	1	3

Total recoveries (a)	66	10	13	13	12
Net recoveries (charge-offs)
Commercial (a)	46	(6)	(6)	(4)	(21)
Commercial real estate					1
Consumer	(8)	(6)	(8)	(7)	(8)
Residential mortgage	(1)			(2)
Lease financing	1				2

Total net recoveries (charge-offs) (a)	38	(12)	(14)	(13)	(26)
Provision for credit losses	(27)	8	19	13	8

Acquired allowance (Riggs)	23
Net change in allowance for unfunded loan commitments and letters of credit	(6)	(3)	21	(12)	7

Ending balance	$628	$600	$607	$581	$593

(a) Second quarter 2005 amounts reflect the impact of a $53 million loan recovery during that period.

Change in Allowance for Unfunded Loan Commitments and Letters of Credit

Three months ended - in millions	June 30 2005	March 31 2005	December 31 2004	September 30 2004	June 30 2004
Beginning balance	$78	$75	$96	$84	$91
Net change in allowance for unfunded loan commitments and letters of credit	6	3	(21)	12	(7)

Ending balance	$84	$78	$75	$96	$84

Net Unfunded Commitments
In millions	June 30 2005	March 31 2005	December 31 2004	September 30 2004	June 30 2004
Net unfunded commitments	$34,377	$30,326	$30,306	$28,867	$28,510

THE PNC FINANCIAL SERVICES GROUP, INC.

Details of Nonperforming Assets (Unaudited)

Nonperforming Assets by Type

Period ended - in millions	June 30 2005	March 31 2005	December 31 2004	September 30 2004	June 30 2004
Nonaccrual loans
Commercial	$88	$83	$89	$96	$119
Commercial real estate	11	11	14	10	3
Consumer	10	13	11	12	11
Residential mortgage	19	19	21	23	23
Lease financing	4	5	5	7	13

Total nonaccrual loans	132	131	140	148	169
Troubled debt restructured loan			3

Total nonperforming loans	132	131	143	148	169
Nonperforming loans held for sale (a)	2	2	3	2	4
Foreclosed and other assets
Lease financing	13	13	14	16	17
Residential mortgage	13	11	10	11	11
Other	4	5	5	7	8

Total foreclosed and other assets	30	29	29	34	36

Total nonperforming assets (b)	$164	$162	$175	$184	$209

Nonperforming loans to total loans	.27%	.29%	.33%	.35%	.41%
Nonperforming assets to total loans, loans held for sale and foreclosed assets	.32	.35	.39	.42	.49
Nonperforming assets to total assets	.18	.19	.22	.24	.29

(a) Includes troubled debt restructured loans held for sale.	$2	$2	$2	$2	$2

(b) Excludes equity management assets carried at estimated fair value (June 30, 2005, March 31, 2005, December 31, 2004, September 30, 2004 and June 30, 2004 amounts include troubled debt restructured assets of $15 million, $10 million, $11 million, $10 million and $10 million, respectively).	$31	$33	$32	$29	$32

Change in Nonperforming Assets

In millions	Six months ended
January 1, 2005	$175
Transferred from accrual	104
Returned to performing	(9)
Principal reductions and payoffs	(72)
Asset sales	(7)
Charge-offs and valuation adjustments	(27)

June 30, 2005	$164

THE PNC FINANCIAL SERVICES GROUP, INC.

Details of Nonperforming Assets (Unaudited) (Continued)

Nonperforming Assets by Business

Period ended - in millions	June 30 2005	March 31 2005	December 31 2004	September 30 2004	June 30 2004
Regional Community Banking
Nonperforming loans	$69	$74	$80	$74	$70
Foreclosed and other assets	10	10	11	11	11

Total	$79	$84	$91	$85	$81

Wholesale Banking
Nonperforming loans	$57	$46	$51	$60	$85
Nonperforming loans held for sale	2	2	3	2	4
Foreclosed and other assets	18	17	17	20	21

Total	$77	$65	$71	$82	$110

PNC Advisors
Nonperforming loans	$5	$9	$9	$10	$9
Foreclosed and other assets					1

Total	$5	$9	$9	$10	$10

Other (a)
Nonperforming loans	$1	$2	$3	$4	$5
Foreclosed and other assets	2	2	1	3	3

Total	$3	$4	$4	$7	$8

Consolidated Totals
Nonperforming loans	$132	$131	$143	$148	$169
Nonperforming loans held for sale	2	2	3	2	4
Foreclosed and other assets	30	29	29	34	36

Total	$164	$162	$175	$184	$209

Largest Nonperforming Assets at June 30, 2005 - in millions (b)

Ranking	Outstandings	Industry
1	$13	Air Transportation
2	11	Fabricated Metal Manufacturing
3	7	Wholesalers Nondurable Other
4	7	Wholesalers Durable Other
5	7	Real Estate
6	5	Professional Support
7	4	Plastic and Mineral Manufacturing
8	4	Private Households
9	3	Other Transportation
10	3	Machinery Manufacturing

Total	$64

As a percent of nonperforming assets
	39%

(a)	Represents residential mortgages related to PNC’s asset and liability management function.
(b)	Amounts shown are not net of related allowance for loan and lease losses, if applicable.

Glossary of Terms

Accounting/administration net fund assets - Net domestic and foreign fund investment assets for which we provide accounting and administration services. We do not include these assets on our Consolidated Balance Sheet.

Adjusted average total assets - Primarily comprised of total average quarterly (or annual) assets plus (less) unrealized losses (gains) on available-for-sale debt securities, less goodwill and certain other intangible assets.

Annualized - Adjusted to reflect a full year of activity.

Assets under management - Assets over which we have sole or shared investment authority for our customers/clients. We do not include these assets on our Consolidated Balance Sheet.

Capital - Represents the amount of resources that a business segment should hold to guard against potentially large losses that could cause insolvency. It is based on a measurement of economic risk, as opposed to risk as defined by regulatory bodies or generally accepted accounting principles. The economic capital measurement process involves converting a risk distribution to the capital that is required to support the risk, consistent with an institution’s target credit rating. As such, economic risk serves as a “common currency” of risk that allows an institution to compare different risks on a similar basis.

Charge-off - Process of removing a loan or portion of a loan from a bank’s balance sheet because the loan is considered uncollectible. A charge-off also is recorded when a loan is transferred to held for sale and the loan’s market value is less than its carrying amount.

Common shareholders’ equity to total assets - Common shareholders’ equity divided by total assets. Common shareholders’ equity equals total shareholders’ equity less preferred stock and the portion of capital surplus and retained interest related to the preferred stock.

Custody assets - All investment assets held on behalf of clients under safekeeping arrangements. We do not include these assets on our Consolidated Balance Sheet. Investment assets held in custody at other institutions on our behalf are included in the appropriate asset categories on the Consolidated Balance Sheet as if physically held by us.

Derivatives - Financial contracts whose value is derived from publicly traded securities, interest rates, currency exchange rates or market indices. Derivatives cover a wide assortment of financial contracts, including forward contracts, futures, options and swaps.

Earning assets - Assets that generate income, which include: federal funds sold; resale agreements; other short-term investments, including trading securities; loans held for sale; loans, net of unearned income; securities; and certain other assets.

Economic value of equity (“EVE”) - The present value of the expected cash flows of our existing assets less the present value of the expected cash flows of our existing liabilities, plus the present value of the net cash flows of our existing off-balance sheet positions.

Effective duration - A measurement, expressed in years, that, when multiplied by a change in interest rates, would approximate the percentage change in value of on- and off-balance sheet positions.

Efficiency - Noninterest expense divided by total revenue.

Funds transfer pricing - A management accounting methodology designed to recognize the net interest income effects of sources and uses of funds provided by the assets and liabilities of business segments. These balances are assigned funding rates that represent the interest cost for us to raise/invest funds with similar maturity and repricing structures, using the least-cost funding sources available.

Leverage ratio - Tier 1 risk-based capital divided by adjusted average total assets.

Net interest margin - Annualized taxable-equivalent net interest income divided by average earning assets.

Nondiscretionary assets under administration - Assets we hold for our customers/clients in a non-discretionary, custodial capacity. We do not include these assets on our Consolidated Balance Sheet.

Noninterest income to total revenue – Noninterest income divided by total revenue.

Nonperforming assets - Nonperforming assets include nonaccrual loans, troubled debt restructured loans, nonaccrual loans held for sale, foreclosed assets and other assets. Interest income does not accrue on assets classified as nonperforming.

Nonperforming loans - Nonperforming loans include loans to commercial, lease financing, consumer, commercial real estate and residential mortgage customers as well as troubled debt restructured loans. Nonperforming loans do not include nonaccrual loans held for sale or foreclosed and other assets. Interest income does not accrue on loans classified as nonperforming.

Recovery - Cash proceeds received on a loan that had previously been charged off. The amount received is credited to the allowance for loan and lease losses.

Return on capital - Annualized net income divided by average capital.

Return on average assets - Annualized net income divided by average assets.

Return on average common equity - Annualized net income divided by average common shareholders’ equity.

Risk-weighted assets - Primarily computed by the assignment of specific risk-weights (as defined by The Board of Governors of the Federal Reserve System) to assets and off-balance sheet instruments.

Securitization - The process of legally transforming financial assets into securities.

Tangible common capital ratio - Common shareholders’ equity less goodwill and other intangible assets (excluding mortgage servicing rights) divided by assets less goodwill and other intangible assets (excluding mortgage servicing rights).

Taxable-equivalent interest - The interest income earned on certain earning assets is completely or partially exempt from federal income tax. As such, these tax-exempt instruments typically yield lower returns than a taxable investment. To provide more meaningful comparisons of yields and margins for all earning assets, the interest income earned on tax-exempt assets is increased to make it fully equivalent to interest income on other taxable investments.

Tier 1 risk-based capital - Tier 1 capital equals: total shareholders’ equity, plus trust preferred capital securities, plus certain minority interests that are held by others; less goodwill and certain intangible assets, less equity investments in nonfinancial companies and less net unrealized holding losses on available-for-sale equity securities. Net unrealized holding gains on available-for-sale equity securities, net unrealized holding gains (losses) on available-for-sale debt securities and net unrealized holding gains (losses) on cash flow hedge derivatives are excluded from total shareholders’ equity for tier 1 capital purposes.

Tier 1 risk-based capital ratio - Tier 1 risk-based capital divided by period-end risk-weighted assets.

Total fund assets serviced - Total domestic and foreign fund investment assets for which we provide related processing services. We do not include these assets on our Consolidated Balance Sheet.

Total deposits - The sum of total transaction deposits, savings accounts, retail certificates of deposit, other time deposits and time deposits in foreign offices.

Total revenue – The sum of total noninterest income and net interest income.

Total risk-based capital - Tier 1 risk-based capital plus qualifying senior and subordinated debt, other minority interest not qualified as tier 1, and the allowance for loan and lease losses, subject to certain limitations.

Total risk-based capital ratio - Total risk-based capital divided by period-end risk-weighted assets.

Transaction deposits - The sum of personal and other money market and interest-bearing demand deposits and demand and other noninterest-bearing deposits.

Yield curve (shape of the yield curve, flat yield curve) - A graph showing the relationship between the yields on financial instruments or market indices of the same credit quality with different maturities. For example, a “normal” or “positive” yield curve exists when long-term bonds have higher yields than short-term bonds. A “flat” yield curve exists when yields are the same for short-term and long-term bonds. A “steep” yield curve exists when yields on long-term bonds are significantly higher than on short-term bonds.

Business Segment Products and Services

Regional Community Banking provides deposit, lending, and cash management services, and investment services through PNC Investments, LLC, to approximately 2.3 million consumer and small business customers within PNC’s primary geographic footprint.

Wholesale Banking provides lending, treasury management, and capital markets-related products and services and commercial loan servicing to mid-sized corporations, government entities and selectively to large corporations. Lending products include secured and unsecured loans, letters of credit and equipment leases. Treasury management services include cash and investment management, receivables management, disbursement services, funds transfer services, information reporting, and global trade services. Capital markets-related products include foreign exchange, derivatives, loan syndications and securities underwriting and distribution. Wholesale Banking provides products and services generally within PNC’s primary geographic markets and provides certain products and services nationally.

PNC Advisors provides a broad range of tailored investment, trust and private banking products and services to affluent individuals and families, including services to the ultra-affluent through its Hawthorn unit and full-service brokerage through J.J.B. Hilliard, W.L. Lyons, Inc. PNC Advisors also serves as investment manager and trustee for employee benefit plans and charitable and endowment assets and provides nondiscretionary defined contribution plan services and investment options through its Vested Interest® product. PNC Advisors provides services to individuals and corporations primarily within PNC’s primary geographic markets.

BlackRock is one of the largest publicly traded investment management firms in the United States. BlackRock manages assets on behalf of institutional and individual investors worldwide through a variety of equity, fixed income, cash management and alternative investment products. Mutual funds include the flagship fund families, BlackRock Funds and BlackRock Liquidity Funds (formerly BlackRock Provident Institutional Funds). In addition, BlackRock provides risk management, investment system outsourcing and financial advisory services to a growing number of institutional investors.

PFPC is among the largest providers of mutual fund transfer agency and accounting and administration services in the United States, offering a wide range of fund processing services to the investment management industry and providing processing solutions to the international marketplace through its Ireland and Luxembourg operations.